Exhibit 10.13

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT (this “Amendment”) entered into on July 31, 2007 is between Stallion Production Services, LP, a Texas limited partnership (the “Purchaser”) and Bayou Tank Services Ltd, a Texas limited partnership and Bayou Tank Company, a Texas corporation, and its general partner (collectively, the “Seller”).

RECITALS

A. Purchaser and Seller are parties to that certain Asset Purchase Agreement dated May 17, 2007 (the “Purchase Agreement”).

B. Buyer and Seller wish to, subject to the terms of this Amendment, make certain amendments to the Purchase Agreement as provided herein.

THEREFORE, Buyer and Seller hereby agree as follows:

Section 1. Defined Terms. Each term defined in the Purchase Agreement and used herein without definition shall have the meaning assigned to such term in the Purchase Agreement, unless expressly provided to the contrary.

Section 2. Amendments to Certain Schedules and Exhibits of the Purchase Agreement. The Parties hereto agree to amend the Schedules to the Purchase Agreement as listed and contained in Exhibit A of this Amendment. Upon execution of this Amendment by the parties below, the amended Schedules included in the attached Exhibit A shall replace the original Schedules provided, expressly provided that to the extent an original Schedule has not been included in Exhibit A hereto, it is not amended and the original Schedule remains the proper Schedule to the Agreement. Exhibit B of this Amendment contains an amended Exhibit D, the form of the Employment Agreement, and upon execution of this Amendment by the parties below, this amended Exhibit D will be the employment agreement to be executed and delivered pursuant to the Purchase Agreement.

Section 3. Amendment relating to the Effective Time Closing Date. Section 4.01 of the Purchase Agreement, relating to the Closing, hereby amended to clarify that the effective time of the Closing is 11:59 pm of July 31, 2007.

Section 4. Amendment to Section 8.05. Section 8.05 of the Purchase Agreement is hereby amended to delete the requirement that Seller change its name, and for so long as Seller is in compliance with Section 8.04, Seller may continue to use its name.

Section 5. Amendments Regarding Working Capital Adjustment. Section 2.03 of the Purchase Agreement is hereby amended to provide that Seller will provide its good faith estimate of the Seller’s Net Working Capital three (3) days prior to the Closing Date.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Amendment may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Purchase Agreement.

Section 8. Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 9. Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 10. Entire Agreement. Except as modified by this Amendment, the Purchase Agreement remains in full force and effect in accordance with its terms. From the date hereof, the Purchase Agreement and this Amendment shall be read and construed as one document. THIS AMENDMENT AND THE PURCHASE AGREEMENT AS AMENDED BY THIS AMENDMENT CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

EXECUTED as of the date first above written.

SELLER:

BAYOU TANK SERVICES, LTD.
By: Bayou Tank Company, its general partner

By:	/s/ Richard E. Agee

Name:	Richard E. Agee,
Title:	President

BAYOU TANK COMPANY

By:	/s/ Richard E. Agee

Name:	Richard E. Agee,
Title:	President

PURCHASER

STALLION PRODUCTION SERVICES, L.P.

By:	Stallion Acquisition, L.L.C. Its General Partner

By:	/s/ Hill Dishman

Name:	Hill Dishman
Title:	Vice President

Exhibit A

Schedules to be Amended

Schedule 1.01(a) – Equipment

Schedule 2.01 – Capital Expenditures Adjustment

Schedule 2.04 – Purchase Price Allocation

Schedule 6.16 – Insurance Policies

2